UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2026

VenHub Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-43082	92-2083580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5360 Procyon St.
Las Vegas, NV 89118

(Address of Principal Executive Offices and Zip Code)

(888) 585-4999

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VHUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 10, 2026, VenHub Global, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to sell to the investor, and the investor agreed to purchase from the Company, in a private placement offering, an aggregate of (i) 7,700,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $2.45 per Share, and (ii) warrants to purchase up to 7,700,000 shares of Common Stock (the “Common Warrants”), for aggregate gross proceeds under the Purchase Agreement of $18,865,000. The Common Warrants have an exercise price of $2.45 per share. The offering closed on February 12, 2026, following satisfaction of customary closing conditions.

The Common Warrants are exercisable immediately upon issuance and expire on February 12,  2031, if not fully exercised. The Common Warrants are exercisable on a cashless basis in the event that, at the time of exercise, there is not an effective registration statement for the resale of the shares underlying the Common Warrants. The Common Warrants may not be exercised to the extent such exercise would cause the holder to beneficially own more than 9.99% of the Company’s issued and outstanding Common Stock. The exercise price of the Common Warrants is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events and also upon any distributions of assets, including cash, stock or other property to the Company’s stockholders.

Pursuant to the Purchase Agreement, for a period commencing following the date of the Purchase Agreement, until 45 days after the effective date of the Registration Statement (as defined below), neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or common stock equivalents, or (ii) file any registration statement or any amendment or supplement thereto. The restrictions are subject to certain exceptions as described in the Purchase Agreement. Further, for a period of 60 days following the effective date of the Registration Statement, the Company is also prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or common stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction, as defined in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale of the Shares and the shares of Common Stock underlying the Common Warrants. The Company agreed to file the Registration Statement as soon as practicable (and in any event within 30 calendar days of the Purchase Agreement), and to use commercially reasonable efforts to cause such Registration Statement to be declared effective within 45 days after its filing, or 60 days in the event of a review by the SEC.

On February 10, 2026, in connection with the private placement offering, the Company entered into a Placement Agency Agreement with A.G.P./Alliance Global Partners (the “Placement Agent”). The Company agreed to pay the Placement Agent an aggregate cash fee equal to 6.5% of the aggregate gross proceeds of the private placement offering and agreed to reimburse the placement agents for all reasonable out-of-pocket expenses, not exceeding $50,000 in aggregate, as well as non-accountable expenses, not exceeding $25,000 in aggregate. The Company also issued warrants (the “Agent’s Warrant”) to purchase up to 385,000 shares of Common Stock to the Placement Agent, at an exercise price of $2.695 per share. The Agent’s Warrant may not be sold, transferred, assigned, pledged or hypothecated for a period of 180 days following the initial exercise date, subject to limited exceptions for transfers to the Placement Agent or its bona fide officers or partners. Other than that, the material terms of the Agent’s Warrant are identical as the Common Warrants.

The Shares, Common Warrants and Agent’s Warrant (and the shares of Common Stock underlying the Common Warrants and Agent’s Warrant) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

In addition, each of the Company’s directors and executive officers entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which they agreed not to offer, pledge, announce the intention to sell, sell, contract to sell, grant any option or right to purchase, or otherwise transfer or dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 45 days following the effective date of the Registration Statement, subject to certain customary exceptions.

The foregoing descriptions of the Purchase Agreement, Common Warrants, the Placement Agency Agreement, the Agent’s Warrant and the Lock-Up Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of such documents which are attached as exhibits to this Form 8-K, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On February 11, 2026, the Company issued a press release to announce the private placement offering described above in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Common Warrant
4.2	Form of Agent’s Warrant
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
10.3	Form of Lock-Up Agreement
99.1	Press Release from VenHub Global, Inc., dated February 11, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENHUb GLOBAL, Inc.

Date: February 12, 2026	By:	/s/ Shahan Ohanessian
	Name:	Shahan Ohanessian
	Title:	Chief Executive Officer

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